UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 22, 2005

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Upon issuance of the Series A Preferred Stock (as defined in Item 5.03 below) on April 25, 2005, the ability of The Goldman Sachs Group, Inc. (the “Registrant”) to declare or pay dividends on, purchase, redeem, or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Registrant fails to pay dividends on its Series A Preferred Stock. Such restrictions are set forth in the Certificate of Designations establishing the terms of the Series A Preferred Stock, a copy of which is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2005, the Registrant filed a Certificate of Designations to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of its Floating Rate Non-Cumulative Preferred Stock, Series A, liquidation preference $25,000 per share (the “Series A Preferred Stock”). A copy of the Certificate of Designations is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of depositary shares representing an interest in the Registrant’s Series A Preferred Stock under the Registrant’s Registration Statement on Form S-3 (File No. 333-122977).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

1.1	Underwriting Agreement, dated April 14, 2005, in respect of the Registrant’s preferred shares and any depositary shares representing an interest therein.

3.1 and 4.1	Certificate of Designations of the Registrant relating to the Series A Preferred Stock, incorporated herein by reference to Exhibit 3 to the Registrant’s Registration Statement on Form 8-A, filed on April 22, 2005.

4.2	Form of Certificate representing the Series A Preferred Stock, incorporated herein by reference to Exhibit 5 to the Registrant’s Registration Statement on Form 8-A, filed on April 22, 2005.

4.3	Deposit Agreement, dated April 14, 2005, between the Registrant and JPMorgan Chase Bank, N.A., as Depositary, incorporated herein by reference to Exhibit 4 to the Registrant’s Registration Statement on Form 8-A, filed on April 22, 2005.

4.4	Form of Depositary Receipt, included as Exhibit A to Exhibit 4.3 hereto and incorporated herein by reference to Exhibit 6 to the Registrant’s Registration Statement on Form 8-A, filed on April 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: April 25, 2005	By:	/s/ Kenneth L. Josselyn

		Name:	Kenneth L. Josselyn
		Title:	Associate General Counsel and Assistant Secretary